Barings Participation Investors

Report for the Nine Months Ended September 30, 2024

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
October 31, 2024
We are pleased to present the September 30, 2024 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on November 15, 2024, to shareholders of record on November 4, 2024. The Trust earned $0.33 per share of net investment income, net of taxes, for the third quarter of 2024, compared to $0.38 per share in the previous quarter. The decrease in net investment income was predominantly related to non-recurring income (repayment of past due income) received in the second quarter, coupled with net realization activity in the second quarter that decreased total invested assets.

	September 30, 2024(1)(2)	June 30, 2024(1)(2)	% Change
Quarterly Dividend per share	0.37(3)	0.37	—%
Net Investment Income(4)	$3,553,378	$3,964,859	(10.4)%
Net Assets	$168,387,245	$168,359,378	—%
Net Assets per share(5)	$15.80	$15.82	(0.1)%
Share Price	$16.94	$16.52	2.5%
Dividend Yield at Share Price	8.7%	9.0%	(3.3)%
(Discount) / Premium	7.2%	1.1%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on November 15, 2024
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 10,660,747 and 10,641,294 as of 9/30/2024 and 6/30/2024, respectively

•Quarterly total returns at September 30, 2024 and June 30, 2024 were 2.22% and 1.89%, respectively. Longer term, the Trust returned 10.2%, 8.4%, 9.7%, 9.3%, and 11.1% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end discount for the 1, 3, 5 and 10-year periods was (3.60)%, (9.20)%, (8.09)% and (1.44)%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 5.3% and 2.1% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of September 30, 2024, has over 30 years of experience and had commitments of over $25 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.09x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 195 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 10.3% of the market value of the Trust was equity, generating ~$17.8 million ($0.60 per share) in unrealized appreciation as of September 30, 2024.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed nine new private placement investments and add-on investments to 33 existing portfolio companies during the third quarter of 2024. The total amount invested by the Trust in these transactions was $13.1 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $0.3 million or 6.6% of total assets, contributing to a low leverage profile at 0.09x as of September 30, 2024. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.37 remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given falling interest rates. We believe the strong credit quality and diverse mix of industry positions the Trust well to continue to maximize shareholder value despite lowering interest rates. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 09/30/24*

Public Debt
0.7%
Cash & Short-Term
Investments
0.2%
Public Bank Loans
2.8%
Public Equity
—%
Private Debt
6.6%
Private / Restricted Equity
13.7%
Private Bank Loans
76.0%

Cash & Short-Term Investments 2.8%
Equity 13.7%
Fixed Rate 11.9%
Floating Rate 71.6%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$25,000
$20,000
$15,000
$10,000
$5,000
$21,360
$16,358
10/1/2014
9/30/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns September 30, 2024	1 Year	5 Year	10 Year
Barings Participation Investors	10.24%	9.72%	9.28%
Bloomberg Barclays U.S. Corporate High Yield Index	15.74%	4.72%	5.04%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
September 30, 2024
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$163,484,758
(Cost - $ 154,791,377)
Corporate restricted securities - rule 144A securities at fair value	11,142,177
(Cost - $ 11,190,457)
Corporate public securities at fair value	6,361,534
(Cost - $ 6,316,144)

Total investments (Cost - $ 172,297,978)	180,988,469
Cash	283,069
Foreign currencies (Cost - $ 6,830)	6,392
Dividend and interest receivable	2,676,597
Receivable for investments sold	2,556,360
Capital contributions receivable	306,379
Deferred financing fees	149,729
Other assets	277,754
Total assets	187,244,749

Liabilities:
Note payable	15,000,000
Payable for investments purchased	1,409,417
Deferred tax liability	419,845
Investment advisory fee payable	378,871
Interest payable	47,062
Accrued expenses	1,602,309
Total liabilities	18,857,504
Commitments and Contingencies (See Note 7)
Total net assets	$168,387,245
Net Assets:
Common shares, par value $0.01 per share	$106,607
Additional paid-in capital	145,096,087
Total distributable earnings	23,184,551
Total net assets	$168,387,245
Common shares issued and outstanding (14,787,750 authorized)	10,660,747
Net asset value per share	$15.80

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the nine months ended September 30, 2024
(Unaudited)

Investment Income:
Interest	$14,247,011
Dividends	68,066
Other	198,098
Total investment income	14,513,175
Expenses:
Interest and other financing fees	1,124,530
Investment advisory fees	1,137,268
Professional fees	396,401
Trustees’ fees and expenses	224,000
Reports to shareholders	126,000
Custodian fees	18,000
Other	63,915
Total expenses	3,090,114
Investment income - net	11,423,061
Income tax, including excise tax benefit	200
Net investment income after taxes	11,422,861
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(1,114,345)
Income tax expense	(74,564)
Net realized loss on investments after taxes	(1,188,909)
Net increase in unrealized appreciation of investments before taxes	1,759,484
Net decrease in unrealized depreciation of foreign currency translation before taxes	(157)
Deferred income tax benefit (expense)	(137,071)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	1,622,256
Net gain on investments and foreign currency	433,347
Net increase in net assets resulting from operations	$11,856,208

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the nine months ended September 30, 2024
(Unaudited)

Net increase in cash & foreign currencies:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$18,367
Purchases of portfolio securities	$(39,731,618)
Proceeds from disposition of portfolio securities	40,530,097
Interest, dividends and other income received	13,244,665
Interest expenses paid	(1,305,699)
Operating expenses paid	(850,650)
Income taxes paid	(524,764)
Net cash provided by operating activities	11,380,398
Cash flows from financing activities:
Repayments under credit facility	(6,750,000)
Cash dividends paid from net investment income	(11,471,945)
Receipts for shares issued on reinvestment of dividends	619,293
Financing fees paid	26,726
Net cash used for financing activities	(17,575,926)
Net decrease in cash & foreign currencies	(6,195,528)
Cash & foreign currencies - beginning of period	6,485,146
Effects of foreign currency exchange rate changes on cash and cash equivalents	(157)
Cash & foreign currencies - end of period	$289,461
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$11,856,208
Increase in investments	(1,228,070)
Decrease in interest receivable	111,698
Increase in receivable for investments sold	(2,155,846)
Decrease in payment-in-kind non-cash income received	704,335
Decrease in amortization	111,242
Increase in other assets	(49,579)
Increase in deferred tax liability	137,071
Increase in payable for investments purchased	1,409,417
Decrease in investment advisory fee payable	(362,727)
Decrease in interest payable	(181,169)
Increase in accrued expenses	1,477,661
Decrease in tax payable	(450,000)
Total adjustments to net assets from operations	(475,967)
Effects of foreign currency exchange rate changes on cash and cash equivalents	157
Net cash provided by operating activities	$11,380,398

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the nine months ended 09/30/2024 (Unaudited)	For the year ended 12/31/2023
Increase in net assets:
Operations:
Investment income - net	$11,422,861	$15,877,015
Net realized loss on investments and foreign currency after taxes	(1,188,909)	(333,114)
Net change in unrealized appreciation of investments and foreign currency after taxes	1,622,256	2,575,432

Net increase in net assets resulting from operations	11,856,208	18,119,333

Increase from common shares issued on reinvestment of dividends
Common shares issued (2024 - 59,047 ; 2023 - nil)	925,672

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders	—	—
(2024 - $0.73 per share; 2023 - $1.29 per share)	(7,761,350)	(13,676,193)

Total increase / (decrease) in net assets	5,020,530	4,443,140

Net assets, beginning of period/year	163,366,715	158,923,575

Net assets, end of period/year	$168,387,245	$163,366,715

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2024 (Unaudited)	For the years ended December 31,
		2023	2022	2021	2020	2019
Net asset value: Beginning of period/year	$15.41	$14.99	$15.19	$13.60	$13.80	$13.18
Net investment income (a)	1.07	1.50	0.97	0.86	1.00	1.00
Net realized and unrealized gain / (loss) on investments	0.04	0.21	(0.31)	1.53	(0.40)	0.69
Total from investment operations	1.11	1.71	0.66	2.39	0.60	1.69
Dividends from net investment income to common shareholders	(0.73)	(1.29)	(0.83)	(0.80)	(0.80)	(1.08)
Dividends from realized gain on investments to common shareholders	—	—	(0.03)	—	—	—
Increase from dividends reinvested	0.01(b)	—	—	0.00 (b)	—	0.01(b)
Total dividends	(0.72)	(1.29)	(0.86)	(0.80)	(0.80)	1.07
Net asset value: End of period/year	$15.80	$15.41	$14.99	$15.19	$13.60	$13.80
Per share market value: End of period/year	$16.94	$15.60	$12.32	$14.80	$11.88	$16.13
Total investment return
Net asset value (c)	7.33%	12.46%	4.42%	17.84%	4.66%	13.21%
Market value (c)	13.73%	38.51%	(10.57%)	32.09%	(21.11%)	14.72%
Net assets (in millions): End of period/year	$168.39	$163.37	$158.92	$161.08	$144.18	$146.08
Ratio of total expenses to average net assets (d)	2.53% (e)	2.66%	2.35%	2.66%	1.47%	2.26%
Ratio of operating expenses to average net assets	1.57% (e)	1.56%	1.46%	1.46%	1.38%	1.45%
Ratio of interest expense to average net assets	0.90% (e)	0.76%	0.63%	0.41%	0.43%	0.42%
Ratio of income tax expense to average net assets	0.06% (e)	0.34%	0.26%	0.79%	(0.34)%	0.39%
Ratio of net investment income to average net assets	9.12% (e)	9.69%	6.39%	5.99%	7.52%	7.30%
Portfolio turnover	23%	12%	12%	43%	34%	22%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the nine months ended 09/30/2024 (Unaudited)	For the years ended December 31,
Senior borrowings:		2023	2022	2021	2020	2019
Total principal amount (in millions)	$15	$22	$24	$21	$15	$15
Asset coverage per $1,000 of indebtedness	$12,226	$8,511	$7,763	$8,670	$10,612	$10,739

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.41% Term Loan due 06/24/2025 (SOFR + 4.750%)	$2,365,860	*	$2,359,239	$2,365,860
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.33% First Lien Term Loan due 03/31/2028 (SOFR + 5.250%) (G)	$482,717	04/05/22	466,292	465,693
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	8,227
			475,044	473,920
Adacore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
10.18% First Lien Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$1,169,396	03/13/24	765,424	768,108

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	49,296
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	12,714
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	62,010
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.20% Second Lien Term Loan due 03/31/2029 (SOFR+ 7.500%)	$1,669,355	04/06/21	1,648,171	1,669,355
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	81,354
			1,703,816	1,750,709
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.10% First Lien Term Loan due 04/28/2029 (SOFR + 5.250%) (G)	$555,230	04/28/23	424,613	435,189
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	28,774
			447,093	463,963

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	$113,636	$20,644

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
10.85% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$898,004	12/01/22	398,750	398,637
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	14,225
			406,750	412,862
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.70% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$339,584	07/15/22	313,875	316,920
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	17,914
			325,096	334,834
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
15.00% (15.00% PIK) Senior Subordinated Note due 12/31/2024 (D)	$980,908	11/19/15	909,594	112,216
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	—
			1,020,694	112,216
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.75% Term Loan due 10/31/2024 (SOFR + 6.000%)	$1,696,500	10/30/18	1,696,036	1,596,407

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	209,382
			209,600	418,772
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.19% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	441,322	454,545
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	43,621
			486,322	498,166
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.21% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$1,361,926	11/30/21	1,088,817	1,103,176
12.00% HoldCo PIK Note due 05/19/2028	$405,030	11/30/21	401,778	402,195
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	58,385
			1,534,826	1,563,756

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage		Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.92% Senior Term Loan due 07/19/2027 (SOFR + 5.000%) (G)	$621,664		08/23/24	$444,098	$443,641
Common Stock (B)	56,012 shs.		08/23/24	56,012	56,012
				500,110	499,653
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	183 shs.		08/12/22	201,864	180,656

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
10.45% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$1,392,301		10/14/21	1,353,930	1,360,987
Limited Liability Company Unit (B) (F)	111,835 uts.		10/14/21	111,835	118,546
				1,465,765	1,479,533
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.95% Term Loan due 10/04/2024 (SOFR + 6.000%)	$784,104		10/03/18	782,536	740,194

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.15% First Lien Term Loan due 04/30/2025 (SOFR+ 4.750%)	$854,444		05/14/18	850,947	842,482
10.49% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$364,315	45201	10/02/23	358,663	360,308
				1,209,610	1,202,790
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
10.12% Term Loan due 12/10/2028 (SOFR + 5.250%) (G)	$2,443,394		12/13/21	2,296,206	2,286,915

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
10.07% First Lien Term Loan due 02/11/2030 (SOFR + 5.750%) (G)	$440,741		02/26/24	194,074	197,599
Limited Liability Company Unit (B) (F)	12 uts.		02/26/24	12,000	14,775
				206,074	212,374
Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
9.60% Term Loan due 09/30/2027 (SOFR+ 5.000%) (G)	$1,725,000		09/30/24	1,267,899	1,267,875

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.82% First Lien Term Loan due 09/30/2029 (SOFR + 5.500%) (G)	$995,736	10/04/23	$796,292	$800,331

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.25% First Lien Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$964,278	12/28/21	879,238	876,055
Limited Liability Company Unit (B) (F)	12,008 uts.	*	12,665	11,167
			891,903	887,222
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.10% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$960,670	03/20/23	697,113	699,033
Limited Liability Company Unit Common (B)	303,180 uts.	03/20/23	147,469	260,178
			844,582	959,211

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.60% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,664,413	03/15/24	1,516,780	1,539,411
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	51,254
Limited Liability Company Unit Class B (B) (F) (I)	49 uts.	03/15/24	—	39,274
			1,565,950	1,629,939
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.25% Term Loan due 01/04/2027 (SOFR + 5.500%)	$1,610,927	01/29/21	1,596,866	1,610,927
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	104,613
			1,652,511	1,715,540
Coduet Royalty Holdings, LLC
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
Limited Liability Company Unit (F)	290,344 shs.	05/08/24	290,344	299,055

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
9.79% Term Loan due 12/28/2027 (SOFR + 4.500%) (G)	$845,512	02/14/22	753,359	762,860
9.75% Term Loan due 02/14/2028 (SOFR + 4.500%)	$656,415	09/13/23	643,907	656,415
9.75% Term Loan due 02/14/2028 (SOFR + 4.500%)	$104,805	09/13/23	102,737	104,805
Preferred Stock (B)	33 shs.	02/14/22	36,108	77,281
			1,536,111	1,601,361

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
12.60% Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/07/24	$291,062	$292,140

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	37,783

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,325,754	04/15/22	1,318,048	1,307,193
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	504,015
			1,749,298	1,811,208
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.95% Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$682,008	04/15/22	621,102	629,260

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.54% Term Loan due 01/31/2025 (SOFR + 5.250%)	$575,717	01/30/20	574,957	459,997
10.54% Term Loan due 01/31/2027 (SOFR + 5.250%)	$76,559	09/14/23	75,505	61,170
Limited Liability Company Unit (B) (F)	1,237 uts.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21			717,769	521,167

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.45% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$1,437,611	12/22/20	1,382,802	1,256,192

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.80% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$234,665	11/02/22	183,069	186,588
Preferred Stock (B)	9,615 shs.	11/02/22	9,615	11,250
			192,684	197,838

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage		Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.46% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$1,440,027		12/29/21	$1,390,008	$1,347,039
11.46% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$113,820		07/31/23	111,952	109,381
11.06% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$282,965		12/21/23	278,239	271,929
Limited Liability Company Unit (B)	2,763 uts.		12/29/21	119,654	48,375
				1,899,853	1,776,724
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	368,799 uts.		*	368,928	394,615
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.15% Term Loan due 09/30/2027 (SOFR + 4.750%)	$2,075,972		10/01/21	2,059,966	2,075,972
Limited Liability Company Unit (B) (F)	73,333 uts.		*	73,404	82,866
				2,133,370	2,158,838
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50%PIK) Second Lien Term Loan due 06/27/2029	$725,879		06/27/24	712,178	712,595
Limited Liability Company Unit (B) (F)	2,769 uts.	2,769 uts.	06/27/24	276,900	284,792
				989,078	997,387

Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
10.35% Term Loan due 07/01/2027 (SOFR + 5.750%)	$1,687,795		07/20/21	1,670,789	1,687,795

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.95% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$1,679,204		11/22/21	1,660,313	1,677,860
Limited Liability Company Unit (B)	46 uts.		11/22/21	45,796	32,434
				1,706,109	1,710,294

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.50% PIK) Term Loan due 02/28/2030	$994,649	03/01/23	$972,348	$980,525
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	494,714
			1,260,810	1,475,239
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.37% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,719,496	12/30/21	1,284,403	1,278,269

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	04/19/21	159,722	304,566

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
10.97% Term Loan due 09/14/2027 (SOFR + 5.500%)	$693,124	09/14/21	686,343	605,097

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
11.28% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%) (G)	$750,000	05/01/24	697,183	696,750

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.35% Term Loan due 12/15/2025 (SOFR + 9.424%)	$1,034,649	02/09/21	1,029,607	1,021,406

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.96% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,188,646	11/05/21	1,005,448	1,017,709

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	244,926
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	592,101

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.31% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	$469,543	$443,810
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	19,153
			503,174	462,963
Follett School Solutions
A provider of software for K-12 school libraries.
9.85% First Lien Term Loan due 07/09/2028 (SOFR + 5.000%)	$1,662,767	08/31/21	1,644,169	1,662,767
LP Units (B) (F)	881 uts.	08/30/21	8,805	11,130
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,531
			1,654,977	1,676,428
Fortis Payments, LLC
A payment service provider operating in the payments industry.
9.95% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%)	$493,355	10/31/22	489,567	485,659
9.95% First Lien Term Loan due 02/13/2026 (SOFR + 5.250%) (G)	$751,016	01/31/24	632,201	630,580
			1,121,768	1,116,239
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.50% Term Loan due 05/24/2027 (SOFR + 5.750%)	$1,043,086	05/21/21	1,030,429	1,032,655
Limited Liability Company Unit (B) (F)	108 uts.	05/21/21	107,813	77,402
			1,138,242	1,110,057
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	125,933
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	125,933

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	—
Common Stock (B)	1,181 shs.	03/27/13	118,110	—
			767,716	—
Gojo Industries
A manufacturer of hand hygiene and skin health products.
14.35% Term Loan due 10/20/2028 (SOFR + 9.500%)	$647,939	10/24/23	632,841	632,129

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.39% Senior Term Loan due 08/07/2027 (SOFR + 6.000%) (G)	$1,305,405	08/21/24	$910,454	$909,588
Limited Liability Company Unit (B) (F)	419,595 uts.	08/21/24	419,595	419,595
			1,330,049	1,329,183
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	3,737 shs.	*	103,147	161,335

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	99,870
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	99,870

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$2,339,710	11/17/21	2,314,302	2,133,815

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
10.85% Term Loan due 08/31/2029 (SOFR + 6.000%) (G)	$1,017,435	08/31/23	794,233	810,992
Limited Liability Company Unit Common (B)	11,337 uts.	08/31/23	11,337	13,264
			805,570	824,256
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.35% Term Loan due 03/31/2027 (SOFR + 5.000%)	$829,471	03/26/21	822,581	783,850

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.54% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$875,724	07/27/22	700,935	661,483
13.54% Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$94,249	02/15/23	93,302	89,536
			794,237	751,019

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.80% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	945,946	01/12/24	$835,979	$838,234
Limited Liability Company Unit (B) (F)	541 uts.	01/12/24	54,100	57,449
			890,079	895,683
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.57% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$413,821	04/05/22	409,438	362,921

ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
10.25% Term Loan due 12/31/2028 (SOFR + 6.000%) (G)	$635,389	10/18/23	561,607	574,457

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.85% Term Loan due 04/20/2026 (SOFR + 5.500%)	$662,567	05/04/21	656,253	655,941

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
11.05% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$1,559,551	02/28/22	1,115,886	1,135,604
11.33% Term Loan due 02/28/2029 (SOFR + 5.850%)	$274,262	03/16/23	268,170	274,262
10.88% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$143,646	04/28/23	141,116	143,646
11.07% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$35,053	09/29/23	34,376	35,053
Common Stock (B) (F)	401 shs.	02/28/22	41,971	109,526
			1,601,519	1,698,091
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.39% Term Loan due 09/30/2026 (SOFR + 5.000%) (G)	$1,219,522	11/18/20	1,211,210	1,200,864
10.39% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%) (G)	$436,744	11/08/21	432,560	430,062
Limited Liability Company Unit Class (B)	20 uts.	11/19/20	19,757	20,557
			1,663,527	1,651,483

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Kings III
A provider of emergency phones and monitoring services.
10.56% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$493,218	08/31/22	$428,538	$432,494
10.24% First Lien Term Loan due 08/31/2028 (SOFR + 5.500%) (G)	$501,845	02/16/24	390,339	391,931
			818,877	824,425

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.45% Term Loan due 12/23/2027 (SOFR + 4.750%) (G)	$1,683,839	02/07/22	1,443,107	1,451,919
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	15,440
			1,450,409	1,467,359
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.75% Incremental Term Loan due 12/18/2026 (SOFR + 6.250%)	$2,420,429	*	2,401,755	2,355,561
* 12/22/20 and 09/09/21

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	13,679,228

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.09% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$532,796	07/14/22	516,832	498,509

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
9.35% Term Loan due 09/30/2027 (SOFR + 4.750%)	$1,297,554	09/30/24	994,033	994,015

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.85% Senior Lien Term Loan due 12/31/2029 (SOFR + 5.250%) (G)	30,926 shs.	07/25/19	623,452	589,393
Limited Liability Company Unit (B)	1,275 shs.	09/22/20	30,700	13,060
			654,152	602,453

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.00% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$1,164,000	08/09/21	$1,152,964	$1,164,000
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	135,000
			1,252,964	1,299,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$603,697	06/27/22	598,568	603,697
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	840,495
			1,010,333	1,444,192
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.53% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$783,584	11/05/21	777,414	735,785
11.53% Term Loan due 08/21/2026 (SOFR + 6.250%)	$548,682	08/25/20	544,341	515,212
			1,321,755	1,250,997
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.35% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$497,764	12/06/21	493,160	497,764
10.35% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$1,058,901	12/28/21	841,312	851,219
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	97,745
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	20,373
			1,422,298	1,467,101
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
9.35% Term Loan due 02/01/2026 (SOFR + 4.500%)	$1,138,293	02/10/21	1,130,447	1,138,293
9.45% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$505,895	11/14/22	498,941	505,895
			1,629,388	1,644,188
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
10.35% Term Loan due 09/13/2029 (SOFR + 5.750%)	$1,688,409	09/13/23	1,013,259	1,048,068
Limited Liability Company Unit Class (B) (F)	32,603 uts.	09/13/23	32,603	31,951
			1,045,862	1,080,019
Newforma
A leader in Project Information Management software for the construction industry.
11.10% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$740,407	03/31/23	674,043	687,725
Limited Liability Company Unit (B)	81,722 shs.	08/15/23	84,194	72,733
			758,237	760,458

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
9.40% Term Loan due 09/30/2027 (SOFR + 4.650%)	$728,707	10/01/21	$721,423	$728,707

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Takeback Term Loan due 10/20/2027	$217,651	10/24/23	217,651	217,651
Preferred Stock (B)	15 shs.	10/24/23	97,615	170,881
Common Stock (B) (I)	12 shs.	10/24/23	0	0
			315,266	388,532
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
9.85% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$1,073,027	*	926,894	935,074
9.85% Incremental Term Loan due 12/20/2028 (SOFR + 5.000%)	$615,307	06/06/24	612,440	612,538
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	56,738
* 12/20/21 and 04/29/22			1,560,426	1,604,350

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.95% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$635,157	03/31/22	450,278	458,225

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	490,903
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
13.12% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$933,333	10/20/23	596,132	594,100
Limited Liability Company Unit (B) (F)	29,166 uts.	10/20/23	291,660	245,286
			887,792	839,386

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.54% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$1,910,911	12/20/21	$1,891,099	$1,888,935
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 shs.	12/22/21	—	44,971
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 shs.	12/22/21	—	15,185
Warrant-Class CC, to purchase common stock at $.01 per share (B)	32 shs.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 shs.	12/22/21	—	4,332
			1,891,099	1,953,423
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.85% Term Loan due 11/17/2024 (SOFR + 6.000%)	$1,425,514	11/14/17	1,417,089	1,425,514
10.85% Term Loan due 08/31/2026 (SOFR + 6.000%)	$287,846	09/29/20	284,586	287,846
			1,701,675	1,713,360
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.50% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$759,056	12/03/21	642,767	650,790
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	221,607
			789,877	872,397
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,332,455	07/31/14	1,064,183	797,700
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	797,700

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.75% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%)	$1,448,741.00	11/15/21	1,272,705	1,226,357

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.35% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$819,589	07/18/23	$633,300	$648,563
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	36,974
			665,300	685,537
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.76% First Lien Term Loan due 03/06/2025	$681,555	03/06/19	680,585	678,829

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.81% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$842,097	03/15/22	764,689	774,354
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	29,194
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	78,387
			861,463	881,935
Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
9.25% Senior Term Loan due 09/19/2029 (SOFR + 4.500%) (G)	$910,014	09/23/24	704,405	704,345
Common Stock (B)	218 shs.	09/23/24	21,824	21,792
			726,229	726,137
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.51% First Lien Term Loan due 10/31/2028 (SOFR + 6.250%) (G)	$192,651	11/01/22	143,362	147,296
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	5,840
			148,762	153,136
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.46% Term Loan due 07/31/2026 (SOFR + 6.000%)	$1,302,253	08/12/20	1,294,170	1,302,253
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	7,752
			1,315,702	1,310,005
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.72% Term Loan due 08/16/2027 (SOFR + 5.500%)	$944,175	11/15/21	$931,893	$847,869
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	13,763
			972,372	861,632

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.10% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$656,234	12/30/22	$543,412	$560,545

Rock Labor
A provider of live entertainment event labor in the United States.
10.66% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$401,599	09/14/23	333,789	335,900
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	81,201
			399,465	417,101
Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.39% Term Loan due 07/31/2026 (SOFR + 5.000%)	$2,414,435	07/30/18	2,401,083	2,386,186

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.95% Term Loan due 08/01/2025 (SOFR + 5.000%)	$500,164	07/31/18	498,975	500,164

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.70% Term Loan due 08/02/2030 (SOFR + 5.500%)	$2,494,380	08/02/24	2,205,948	2,204,923

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.31% Term Loan due 05/29/2024 (SOFR + 6.000%)	$1,258,650	01/08/19	1,253,535	1,118,940

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
10.31% Term Loan due 12/15/2026 (SOFR+ 5.250%)	$1,994,538	*	1,981,073	1,974,593
Common Stock (B)	30 shs.	12/16/20	29,900	39,318
* 12/15/20 and 07/24/24.			2,010,973	2,013,911
Sandvine Corporation
A provider of active network intelligence solutions.
2.00% First Lien Term Loan due 11/02/2025	$33,931	01/31/24	29,137	5,259
2.00% First Lien Term Loan due 06/21/2027	$282,273	06/28/24	60,715	43,752
Class A Units (B) (I)	688 uts.	06/28/24	0	0
Class B Units (B) (I)	2,395 uts.	06/28/24	0	0
Class C Units (B) (I)	31,364 uts.	06/28/24	0	0
			89,852	49,011

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.85% First Lien Term Loan due 07/30/2025 (SOFR + 4.500%)	$1,445,124	07/27/18	$1,441,284	$1,395,990

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.85% First Lien Term Loan due 01/31/2028 (SOFR + 5.000%) (G)	$1,244,708	03/27/23	690,022	700,486

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.20% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,465,528	12/16/21	1,447,914	1,318,975

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.34% Term Loan due 12/30/2026 (SOFR + 5.000%) (D)	$1,690,425	12/30/20	1,674,440	1,103,848
10.34% Super Senior Revolving Credit Facility due 12/30/2026 (SOFR + 5.000%) (G)	$28,978	06/21/24	20,855	21,364
			1,695,295	1,125,212
Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.85% Second Lien Term Loan due 11/10/2028 (SOFR + 7.500%)	$1,725,000	03/02/21	1,698,540	1,725,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.00% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$1,682,890	11/03/21	1,564,100	1,581,419

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.08% First Lien Term Loan due 09/30/2029 (SOFR + 5.750%) (G)	$1,488,321	09/01/23	1,294,179	1,320,307
Common Stock (B)	29 shs.	09/01/23	29,000	45,436
			1,323,179	1,365,743
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
10.28% Senior Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$1,687,437	07/23/24	1,167,777	1,166,699
Limited Liability Company Unit (B) (F)	47,305 uts.		47,305	47,305
			1,215,082	1,214,004

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Stackline
An e-commerce data company that tracks products sold through online retailers.
12.94% Term Loan due 07/30/2028 (SOFR + 7.750%)	$2,349,473	07/29/21	$2,331,071	$2,349,473
Common Stock (B)	1,340 shs.	07/30/21	42,078	70,002
			2,373,149	2,419,475
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.89% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,237,203	12/02/21	1,095,492	1,026,903
10.77% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%)		04/02/24	470,677	447,343
			1,566,169	1,474,246
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.91% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,274,106	07/02/21	853,994	858,387
10.63% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$371,490	06/07/24	367,317	367,329
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	83,512
			1,295,977	1,309,228
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
12.07% Incremental Term Loan due 03/31/2030 (SOFR + 6.750%) (G)	$1,183,292	03/04/24	939,133	939,221
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	308,762
			1,251,014	1,247,983
Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.50% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$557,192	03/31/22	505,415	504,254
10.95% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$156,836	05/22/23	153,446	154,484
			658,861	658,738
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Subordinated Note due 05/02/2030	$1,035,000	05/25/23	1,018,344	1,014,300
12.00% Senior Subordinated Note due 08/31/2027	$201,250	08/30/24	197,342	197,225
Limited Liability Company Unit (B) (F)	827,095 uts.	*	824,353	810,553
* 05/25/23 and 08/30/24.			2,040,039	2,022,078
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.75% Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$1,932,207	12/20/21	1,616,539	1,601,053

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$974,263	04/29/22	$963,728	$917,756
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	471,456
			1,787,305	1,389,212

The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.14% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$1,285,756	10/28/21	1,272,393	1,278,041
9.20% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$445,631	12/21/21	335,156	339,650
			1,607,549	1,617,691
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
10.70% Term Loan due 12/02/2026 (SOFR + 5.750%)	$1,657,890	*	1,644,779	1,655,734
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	88,718

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	19,696 uts.	11/30/17	—	13,619

Tipco Technologies
A medical group practice that specializes in Social Work and Counseling.
9.60% Term Loan due 09/03/2027 (SOFR + 5.000%) (G)	$584,299	09/03/24	236,458	236,234

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.25% Term Loan due 02/19/2026 (SOFR + 5.500%)	$1,665,479	02/25/21	1,653,799	1,595,529
10.25% Incremental Term Loan due 03/31/2027 (SOFR + 5.500%)	$77,699	10/19/23	76,447	74,436
			1,730,246	1,669,965
Trintech, Inc.
An international provider of core, cloud-based financial close software.
10.35% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,712,987	07/25/23	1,583,762	1,593,800

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.70% Term Loan due 07/30/2026 (SOFR + 5.750%)	$1,580,111	07/29/21	$1,568,568	$1,580,111

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.50% Term Loan due 11/12/2024 (SOFR + 5.750%)	$2,024,960	*	2,015,973	1,988,510
* 11/29/18 and 03/25/19.

USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$627,400	03/14/24	619,025	619,808

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.52% Term Loan due 06/01/2028 (SOFR + 5.500%)	$1,600,074	06/01/21	1,583,316	1,600,074
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	34,017
			1,602,225	1,634,091
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
11.41% First Lien Term Loan due 12/31/2025 (SOFR + 6.250%)	$2,143,839	05/17/18	2,139,327	2,111,681

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
10.95% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$856,286	08/01/23	422,354	434,934

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	37,024

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
11.10% First Lien Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$958,217	02/15/23	869,077	897,020
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	56,778
			911,135	953,798

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 97.08%: (C)

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
10.67% Term Loan due 11/30/2027 (SOFR + 5.500%) (G)	$1,177,932	12/01/21	1,072,149	1,072,799
10.67% Incremental Term Loan due 12/01/2027 (SOFR + 5.500%)	91,135	04/09/24	89,551	90,223
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	90,729
Limited Liability Company Unit Preferred (B) (F)	32 uts.	04/05/24	32,394	35,156
			1,339,897	1,288,907

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
10.60% First Lien Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$1,716,795	03/22/24	$1,614,128	$1,617,628

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.35% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$984,425	10/03/22	845,717	846,420

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.25% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$1,364,304	02/08/22	1,270,714	1,265,807
10.25% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$301,260	08/31/23	296,139	296,319
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	38,447
			1,598,109	1,600,573

Total Private Placement Investments (E)			$154,791,377	$163,484,758

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Restricted Securities - 103.70%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 6.62%: (H)

Bonds - 6.62%
AOC, LLC	6.625	10/15/2029	$70,000	$63,262	$68,085
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	600,336	697,011
Consolidated Communications Holdings	6.500	10/01/2028	750,000	707,328	708,155
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	354,343
CSC Holdings LLC	5.000	11/15/2031	625,000	538,823	308,863
Frontier Communications	8.750	05/15/2030	194,000	194,000	206,739
Herbalife	12.250	04/15/2029	457,000	444,610	455,521
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,751	464,513
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	750,000	691,229	686,271
LifePoint Health	11.000	10/15/2030	500,000	521,042	564,193
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	490,120	515,859
PRA Group	8.875	01/31/2030	850,000	857,289	885,200
Prime Security Services, LLC	6.250	01/15/2028	885,000	825,019	885,238
Prince	9.000	02/15/2030	740,000	649,398	691,300
Radiology Partners, Inc	9.781	02/15/2030	750,000	710,685	708,750
Sabre Global	8.625	06/01/2027	750,000	712,086	737,718
Scientific Games Holdings LP	6.625	03/01/2030	480,000	480,000	476,376
Staples	10.750	09/01/2029	750,000	728,438	727,436
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	417,224	250,380
Wilsonart	11.000	08/15/2032	750,000	739,817	750,226
Total Bonds				11,190,457	11,142,177

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$11,190,457	$11,142,177

Total Corporate Restricted Securities				$165,981,834	$174,626,935

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Corporate Public Securities - 3.78%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.02%
Aretec Group Inc	4.000	9.201	8/9/2030	$845,749	$828,833	$827,541
Clear Channel Worldwide Holdings	—	7.500	8/31/2027	600,000	595,030	595,500
C&W Communications	2.250	6.990	1/31/2028	618,884	608,054	611,061
ICP Group	3.750	8.615	12/29/2027	750,000	624,068	651,098
Mcafee	7.000	12.376	7/27/2028	339,750	142,681	126,047
Medimpact Holdings Inc	7.250	12.195	3/31/2028	636,995	577,095	624,255
Precisely	4.000	9.514	4/24/2028	744,246	738,213	723,317
Syncsort Incorporated	7.250	12.764	4/23/2029	222,222	221,238	206,944
Wilsonart	4.250	8.854	7/25/2031	724,376	713,737	715,922
Total Bank Loans					5,048,949	5,081,685

Bonds - 0.76%
Bausch & Lomb		9.000	01/30/28	641,000	621,121	635,305
Nielsen		9.290	04/15/29	658,000	646,074	644,544
Total Bonds					1,267,195	1,279,849

Total Corporate Public Securities					$6,316,144	$6,361,534

Total Investments		107.48%			$172,297,978	$180,988,469
Other Assets		3.72				6,256,280
Liabilities		(11.20)				(18,857,504)
Total Net Assets		100.00%				$168,387,245
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2024, the value of these securities amounted to $163,484,758 or 97.08% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2024, total unfunded commitments amounted to $12,265,362 and had unrealized appreciation of $40,419 or 0.02% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.45%
Accurus Aerospace	$473,920
Applied Aerospace Structures Corp.	412,862
Bridger Aerospace	180,656
Compass Precision	1,811,208
County of Gallatin MT	354,343
CTS Engines	1,256,192
Mission Microwave	602,453
Narda-MITEQ (JFL-Narda Partners, LLC)	1,467,101
Trident Maritime Systems	1,669,965
Whitcraft Holdings, Inc.	953,798
9,182,498
AIRLINES - 1.02%
Echo Logistics	1,710,294

AUTOMOTIVE - 3.64%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	418,772
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	498,166
EFC International	1,475,239
JF Petroleum Group	655,941
Omega Holdings	458,225
Randy's Worldwide	153,136
Spatco	1,214,004
SVI International, Inc.	1,247,983
6,121,466
BROKERAGE, ASSET MANAGERS & EXCHANGES - 2.44%
Aretec Group Inc	827,541
The Caprock Group	1,617,691
The Hilb Group, LLC	1,655,734
4,100,966
BUILDING MATERIALS - 2.23%
Decks Direct	1,776,724
New Enterprise Stone & Lime Co Inc.	515,859
Wilsonart	1,466,148
3,758,731
CABLE & SATELLITE - 0.87%
CSC Holdings LLC	308,863
Inmarsat Finance PLC	464,513
Liberty Cablevision of Puerto Rico	686,271
1,459,647
CHEMICALS - 2.53%
Americo Chemical Products	463,963
ICP Group	651,098

Industry Classification:	Fair Value/ Market Value

Kano Laboratories LLC	1,651,483
Polytex Holdings LLC	797,700
Prince	691,300
4,255,544
CONSUMER CYCLICAL SERVICES - 6.22%
CJS Global	959,211
LYNX Franchising	2,355,561
Mobile Pro Systems	1,444,192
Prime Security Services, LLC	885,238
ROI Solutions	500,164
Staples	727,436
Team Air (Swifty Holdings LLC)	2,022,078
Turnberry Solutions, Inc.	1,580,111
10,473,991
CONSUMER PRODUCTS - 3.43%
AMS Holding LLC	20,644
Elite Sportswear Holding, LLC	304,566
Handi Quilter Holding Company	99,870
Ice House America	895,683
Jones Fish	1,698,091
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	498,509
Renovation Brands (Renovation Parent Holdings, LLC)	861,632
Terrybear	1,389,212
5,768,207
DIVERSIFIED MANUFACTURING - 4.99%
AOC, LLC	68,085
F G I Equity LLC	592,101
HTI Technology & Industries Inc.	751,019
MNS Engineers, Inc.	1,299,000
Process Insights Acquisition, Inc.	685,537
Safety Products Holdings, Inc.	2,013,911
Standard Elevator Systems	1,474,246
Tank Holding	658,738
Therma-Stor Holdings LLC	13,619
Worldwide Electric Corporation	846,420
8,402,676
ELECTRIC - 2.32%
Cascade Services	$800,331
Dwyer Instruments, Inc.	1,687,795
Energy Acquisition Company, Inc.	696,750
Pro Vision	726,137
3,911,013

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.04%
ENTACT Environmental Services, Inc.	1,021,406
Northstar Recycling	728,707
1,750,113
FINANCIAL COMPANIES - 0.73%
Portfolio Group	1,226,357

FINANCIAL OTHER - 2.32%
Coduet Royalty Holdings, LLC	299,055
Cogency Global	1,601,361
Fortis Payments, LLC	1,116,239
PRA Group	885,200
3,901,855
FOOD & BEVERAGE - 3.49%
California Custom Fruits & Flavors	212,374
Del Real LLC	394,615
Herbalife	455,521
PANOS Brands LLC	490,903
Sara Lee Frozen Foods	1,395,990
Westminster Acquisition LLC	37,024
Woodland Foods, Inc.	1,288,907
Ziyad	1,600,573
5,875,907
GAMING - 0.28%
Scientific Games Holdings LP	476,376

HEALTHCARE - 8.87%
Cadence, Inc.	1,202,790
Cloudbreak	1,629,939
Ellkay	605,097
GD Dental Services LLC	125,933
Golden Ceramic Dental Lab	1,329,183
Heartland Veterinary Partners	2,133,815
HemaSource, Inc.	824,256
Home Care Assistance, LLC	783,850
Illumifin	362,921
ISTO Biologics	574,457
LifePoint Health	564,193
Navia Benefit Solutions, Inc.	1,644,188
Office Ally (OA TOPCO, LP)	1,604,350
Parkview Dental Partners	839,386
Radiology Partners, Inc	708,750
14,933,108
HEALTH INSURANCE - 0.26%
Warner Pacific Insurance Services	$434,934

Industry Classification:	Fair Value/ Market Value

INDUSTRIAL OTHER - 15.84%
BKF Engineers	499,653
Caldwell & Gregory LLC	1,267,875
Concept Machine Tool Sales, LLC	521,167
E.S.P. Associates, P.A.	244,926
Gojo Industries	632,129
Kings III	824,425
Madison Indoor Air Solutions	13,679,228
Media Recovery, Inc.	994,015
Ocelot Holdco	388,532
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	678,829
Polara (VSC Polara LLC)	872,397
SBP Holdings	700,486
Stratus Unlimited	1,309,228
Tipco Technologies	236,234
Tencarva Machinery Company	1,601,053
USA Industries	619,808
World 50, Inc.	1,617,628
26,687,613
LOCAL AUTHORITY - 0.87%
LeadsOnline	1,467,359

MEDIA & ENTERTAINMENT - 3.94%
Advantage Software	62,010
ASC Communications, LLC (Becker's Healthcare)	334,834
BrightSign	1,479,533
Clear Channel Worldwide Holdings	595,500
DistroKid (IVP XII DKCo-Invest, LP)	2,158,838
Music Reports, Inc.	1,250,997
Rock Labor	417,101
Terrier Media Buyer, Inc.	250,380
The Octave Music Group, Inc. (fka TouchTunes)	88,718
6,637,911
PACKAGING - 1.37%
ASC Holdings, Inc.	$112,216
Brown Machine LLC	740,194
Diversified Packaging	997,387
Five Star Holding, LLC	462,963
2,312,760
PHARMACEUTICALS - 0.75%
Bausch & Lomb	635,305
Medimpact Holdings Inc	624,255
1,259,560
See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PROPERTY & CASUALTY - 1.16%
Pearl Holding Group	1,953,423

TECHNOLOGY - 23.11%
1WorldSync, Inc.	2,365,860
AdaCore Inc	768,108
Audio Precision	1,596,407
Best Lawyers (Azalea Investment Holdings, LLC)	1,563,756
CAi Software	2,286,915
Cash Flow Management	887,222
CloudWave	1,715,540
Coherus Biosciences	292,140
Command Alkon	37,783
Comply365	629,260
DataServ	197,838
EFI Productivity Software	1,278,269
Follett School Solutions	1,676,428
GraphPad Software, Inc.	161,335
Mcafee	126,047
Net at Work	1,080,019
Newforma	760,458
Nielsen	644,544
Precisely	723,317
ProfitOptics	881,935
Recovery Point Systems, Inc.	1,310,005
RPX Corp	2,204,923
Ruffalo Noel Levitz	1,118,940
Sabre Global	737,718
Sandvine Corporation	49,011
Scaled Agile, Inc.	1,318,975
Smart Bear	1,725,000
Smartling, Inc.	1,581,419
smartShift Technologies	1,365,743
Stackline	2,419,475
Syncsort Incorporated	206,944
Trintech, Inc.	1,593,800
U.S. Legal Support, Inc.	1,988,510
VitalSource	$1,634,091
38,927,735

Industry Classification:	Fair Value/ Market Value

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.91%
Consolidated Communications Holdings	708,155
C&W Communications	611,061
Frontier Communications	206,739
1,525,955
TRANSPORTATION SERVICES - 7.40%
Carriage Purchaser Inc.	697,011
eShipping	1,017,709
FragilePAK	1,110,057
Pegasus Transtech Corporation	1,713,360
RoadOne IntermodaLogistics	560,545
Rock-it Cargo	2,386,186
SEKO Worldwide, LLC	1,125,212
VP Holding Company	2,111,681
10,721,761
Total Investments - 107.48%
(Cost - $172,297,978)	$180,988,469

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $163,484,758 (97.08% of net assets) as of September 30, 2024, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust has evaluated the guidance and does not expect a significant impact on its consolidated financial statements.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2024.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2024 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$12,052,093	$—	$11,142,177	$909,916
Bank Loans	137,785,456	—	49,012	137,736,444
Common Stock - U.S.	2,684,384	—	—	2,684,384
Preferred Stock	638,208	—	—	638,208
Partnerships and LLCs	21,466,794	—	—	21,466,794
Public Securities
Bank Loans	5,081,685	—	5,081,685	—
Corporate Bonds	1,279,849	—	1,279,849	—
Total	$180,988,469	$—	$17,552,723	$163,435,746
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2024:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$121,712,038	Income Approach	Implied Spread	8.0% - 21.8%	10.9%
	$2,641,613	Market Approach	Revenue Multiple	0.7x - 9.0x	8.1x
	$1,705,784	Market Approach	Earnings Multiple	7.5x - 9.5x	8.1x
Corporate Bonds	$797,700	Market Approach	Revenue Multiple	0.2x	0.2x
	$112,216	Market Approach	Earnings Multiple	5.5x	5.5x
Equity Securities**	$22,870,798	Enterprise Value Waterfall Approach	Valuation Multiple	2.5x - 32.0x	12.6x
	$549,712	Market Approach	Revenue Multiple	0.7x - 9.5x	4.7x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $13,045,885 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2024
Restricted Securities
Corporate Bonds	$5,314,582	$(683,289)	$11,289	$(56,190)	$(3,676,476)	$—	$—	$909,916
Bank Loans	144,717,205	(1,006,685)	26,850,244	(1,626,565)	(31,133,356)	—	(64,399)	137,736,444
Common Stock - U.S.	2,555,922	701,719	739,061	(1,312,318)	—	—	—	2,684,384
Preferred Stock	1,490,355	(648,098)	7,410	(211,459)	—	—	—	638,208
Partnerships and LLCs	19,153,497	2,620,843	659,946	(967,492)	—	—	—	21,466,794
Public Securities
Bank Loans	—	(10,500)	594,000	—	—	—	(583,500)	—
	$173,231,561	$973,990	$28,861,950	$(4,174,024)	$(34,809,832)	$—	$(647,899)	$163,435,746
* For the nine months ended September 30, 2024, transfers out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
OID Amortization	$409,169	-
Net realized loss on investments before taxes	(753,873)	-
Net change in unrealized appreciation of investments before taxes	1,318,694	1,091,993
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2024, the fair value of the Trust’s non-accrual assets was $2,001,855, or 1.1% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $3,648,218, or 2.1% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2024, the PI Subsidiary Trust has incurred income tax benefit of $74,564.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2024, the PI Subsidiary Trust has a deferred tax liability of $419,845.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2024 the Trust incurred total interest expense on the Note of $895,688.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $149,729 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the nine months ended September 30, 2024, was approximately $3,200,000 and 7.57%, respectively. As of September 30, 2024, the credit facility had no outstanding principal balance.
5. Purchases and Sales of Investments

	For the nine months ended 09/30/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$40,291,942	$41,407,944
Corporate public securities	849,093	1,277,999
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.
At September 30, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$275,519	$276,151
Best Lawyers	148,173	150,505
Caldwell & Gregory LLC	258,750	258,746
California Custom	183,642	185,111
Cascade Services	125,735	127,343
CTS Engines LLC	43,771	42,176
EFI Productivity Software	304,714	304,894
Electrical Components	39,000	38,959
Fortis Payments, LLC	46,025	45,849
Golden Ceramic Dental Lab	186,486	186,363
Ice House America	32,973	33,402
Jones Fish	224,337	229,410
Kings III	107,405	107,632
Net at Work	509,659	520,433
Parkview Dental Partners	321,500	320,738

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Process Insights Acquisition, Inc.	$105,865	$106,874
Randy's Worldwide	31,020	31,920
SBP Holdings	395,272	395,143
SPATCO	282,003	281,810
Stratus Unlimited	407,185	407,196
SVI International, Inc.	111,386	111,394
Tank Holding Corp	37,532	37,981
TIPCO TECHNOLOGIES	276,597	276,491
Trident Motion Technologies	102,273	97,557
Warner Pacific Insurance Services	421,352	427,673
Whitcraft LLC	461,043	460,542
Total Unfunded Delayed Draw Term Loan Commitments	$5,439,217	$5,462,293

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$12,196	$12,121
AdaCore Inc	101,913	102,147
Americo Chemical Products	120,041	122,327
Applied Aerospace Structures Corp.	25,806	26,086
ASC Communications, LLC	22,664	22,867
Best Lawyers	110,577	111,743
BKF Engineers	165,590	165,468
BrightSign	31,314	31,994
CAi Software	117,873	116,975
Caldwell & Gregory LLC	172,500	172,498
California Custom	55,093	55,533
Cascade Services	52,941	53,209
Cash Flow Management / Kinective	74,627	74,381
CJS Global	242,424	242,979
Cloudbreak	119,048	121,752
Cogency Global	82,652	83,581
Comply365	52,748	53,466
DataServ	48,077	48,737
Decks Direct, LLC	36,827	24,666
EFI Productivity Software	106,421	105,957
eShipping	170,937	172,700
Fortis Payments, LLC	62,695	62,559
Golden Ceramic Dental Lab	186,486	186,363
HemaSource, Inc.	202,373	205,707
Ice House America	60,360	60,575
ISTO Biologics	60,932	62,164
Jones Fish	199,610	202,100
Kings III	58,257	58,726
LeadsOnline - Weatherby Parent Holdings LLC	224,512	225,719
Magnolia Wash Holdings	9,246	8,539
Media Recovery, Inc.	284,076	284,072
Mission Microwave	88,763	84,076

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Narda-MITEQ	$207,682	$209,615
Net at Work	130,682	133,375
Newforma	49,721	51,762
Office Ally	133,124	134,130
Omega Holdings	176,932	178,993
Polara	108,266	109,410
Process Insights Acquisition, Inc.	65,161	67,454
ProfitOptics	67,742	69,947
Pro-Vision	192,019	192,006
Randy's Worldwide	14,336	14,716
RoadOne IntermodaLogistics	97,347	99,791
Rock Labor	57,867	58,172
RPX Corp	252,041	251,938
SBP Holdings	136,502	137,213
SEKO Worldwide, LLC	7,614	8,123
Smartling, Inc.	101,471	102,514
smartShift Technologies	168,014	171,465
SPATCO	204,986	204,855
Standard Elevator Systems	128,644	120,540
SVI International, Inc.	111,386	111,394
Tank Holding Corp	6,364	6,292
Tencarva Machinery Company	297,534	295,149
The Caprock Group	105,981	106,975
TIPCO Technologies	62,704	62,678
Trident Motion Technologies	68,182	65,038
Trintech Inc	88,010	88,732
Whitcraft LLC	61,198	64,864
Woodland Foods, Inc.	93,354	93,462
World 50, Inc.	71,355	71,526
Worldwide Electric Corporation	124,224	124,350
Ziyad	76,123	75,222
Total Unfunded Revolver Commitments	$6,826,145	$6,843,488
Total Unfunded Commitments	$12,265,362	$12,305,781

As of September 30, 2024, unfunded commitments had unrealized appreciation of $40,419 or 0.02% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$4,893,728
Net investment income (net of taxes)	3,803,025	$0.36
Net realized and unrealized gain on investments (net of taxes)	1,215,601	0.11

	June 30, 2024
	Amount	Per Share
Investment income	$5,086,752
Net investment income (net of taxes)	4,066,458	$0.38
Net realized and unrealized loss on investments (net of taxes)	(887,643)	(0.08)

	September 30, 2024
	Amount	Per Share
Investment income	$4,532,695
Net investment income (net of taxes)	3,553,378	$0.33
Net realized and unrealized gain on investments (net of taxes)	105,389	0.01

9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of September 30, 2024, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
On October 15, 2024, the Trust received a cash dividend from Madison Indoor Air of $2,042,432, or $0.19 per share. Management evaluated the impact of the dividend payment on the value of the investment and estimates that the value of Madison Indoor Air has decreased from a fair value of $13,679,229 as of September 30, 2024, to a fair value of $12,443,592 as of October 31, 2024.

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
• Applications or other forms, interviews, or by other means;
• Consumer or other reporting agencies, government agencies, employers or others;
• Your transactions with us, our affiliates, or others; and
• Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

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